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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED
IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant /x/
Filed by a party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
LATITUDE COMMUNICATIONS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

LATITUDE COMMUNICATIONS, INC.
2121 TASMAN DRIVE
SANTA CLARA, CA 95054

Notice of Annual Meeting of Stockholders
To Be Held June 12, 2002

        On June 12, 2002, Latitude Communications, Inc., a Delaware corporation (the "Company"), will hold its Annual Meeting of Stockholders at the principal executive offices of the Company, located at 2121 Tasman Drive, Santa Clara, CA. The meeting will begin at 9:00 a.m. local time.

        Only stockholders who owned stock at the close of business on April 15, 2002 may vote at this meeting or any adjournment that may take place. At the meeting we will:

  •
  Elect two directors to serve on our Board of Directors until 2005.

  •
  Approve an amendment to our 1999 Stock Plan which:

  •
  increases the number of shares of common stock reserved for issuance under the 1999 Stock Plan effective as of the 2002 Annual Meeting of Stockholders by 800,000 shares to an aggregate of 3,500,000 shares, and

  •
  provides for an automatic increase in the shares reserved for issuance under the 1999 Stock Plan on the first day of each year in 2003, 2004, 2005 and 2006 equal to the lesser of 4% of the Company's outstanding common stock as of the last day of the immediately preceding year, 1,500,000 shares or a lesser number of shares determined by the Board of Directors (the "Evergreen Provision").

  •
  Ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year.

  •
  Transact any other business properly brought before the meeting.

        Our Board of Directors recommends that you vote in favor of the proposals outlined in the attached Proxy Statement.

        We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

Rick M. McConnell President and Chief Operating Officer

Santa Clara, California
May 3, 2002

LATITUDE COMMUNICATIONS, INC.
2121 TASMAN DRIVE
SANTA CLARA, CA 95054

PROXY STATEMENT
FOR THE
2002 ANNUAL MEETING OF STOCKHOLDERS
June 12, 2002

        Our Board of Directors is soliciting proxies for the 2002 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

        The Board has set April 15, 2002 as the record date for the meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. 19,296,102 shares of common stock were outstanding on the record date.

        Voting materials, which include this Proxy Statement, a proxy card and the 2001 Annual Report, will be mailed to stockholders on or about May 3, 2002.

        WE WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO LATITUDE COMMUNICATIONS, INC., 2121 TASMAN DRIVE, SANTA CLARA, CA 95054 ATTN: INVESTOR RELATIONS.

        In this Proxy Statement:

  •
  "We," "us," "our," "Latitude" and the "Company" refer to Latitude Communications, Inc.

  •
  "Annual Meeting" or "Meeting" means our 2002 Annual Meeting of Stockholders

  •
  "Board of Directors" or "Board" means our Board of Directors

  •
  "SEC" means the Securities and Exchange Commission

        We have summarized below important information with respect to the Annual Meeting.

Time And Place Of The Annual Meeting

        The Annual Meeting is being held on June 12, 2002 at 9:00 a.m. local time at our principal executive offices located at 2121 Tasman Drive, Santa Clara, California.

        All stockholders who owned shares of our stock as of April 15, 2002, the record date, may attend the Annual Meeting.

Purpose Of The Proxy Statement And Proxy Card

        You are receiving a Proxy Statement and proxy card from us because you owned shares of our common stock on April 15, 2002, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

        When you sign the proxy card, you appoint Emil C.W. Wang and Rick M. McConnell as your representatives at the meeting. Mr. Wang and Mr. McConnell will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

Proposal To Be Voted On At This Year's Annual Meeting

        You are being asked to vote on the following:

  •
  The election of two directors to serve on our Board of Directors until 2005.

  •
  The approval of an amendment to our 1999 Stock Plan which:

  •
  increases the number of shares of common stock reserved for issuance under the 1999 Stock Plan effective as of the 2002 Annual Meeting of Stockholders by 800,000 shares to an aggregate of 3,500,000 shares, and

  •
  provides for an automatic increase in the shares reserved for issuance under the 1999 Stock Plan on the first day of each year in 2003, 2004, 2005 and 2006 equal to the lesser of 4% of the Company's outstanding common stock as of the last day of immediately preceding year, 1,500,000 shares or a lesser number of shares determined by the Board of Directors (the "Evergreen Provision").

  •
  The ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year.

  •
  Any other business properly brought before the Meeting.

        The Board of Directors recommends a vote FOR each of these proposals.

Voting Procedure

You may vote by mail.

        To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote in person at the meeting.

        We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in "street name" and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

You may change your mind after you have returned your proxy.

        If you change your mind after you return your proxy, you make revoke your proxy at any time before the polls close at the meeting. You may do this by:

  •
  signing another proxy with a later date, or

  •
  voting in person at the Annual Meeting.

Multiple Proxy Cards

        If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Quorum Requirement

        Shares are counted as present at the meeting if the stockholder either:

  •
  is present and votes in person at the meeting, or

  •
  has properly submitted a proxy card.

        A majority of our outstanding shares as of the record date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a "quorum."

Consequences of Not Returning Your Proxy; Broker Non-Votes

        If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

  •
  vote your shares on routine matters, or

  •
  leave your shares unvoted.

        Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, brokers may vote such shares on behalf of their clients with respect to "routine" matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a "broker non-vote."

        The proposed amendment of our 1999 Stock Plan which institutes the Evergreen Provision is a non-routine matter, thus we encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the meeting.

        Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

Effect Of Abstentions

        Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Required Vote

        Assuming a quorum is present, the two nominees receiving the highest number of yes votes will be elected as directors. The amendment of our 1999 Stock Plan, and the ratification of the independent accountants will require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.

Vote Solicitation; Use Of Outside Solicitors

        Latitude Communications, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy material. Skinner & Co. has been hired to assist in the distribution of proxy materials and solicitation of votes. They will be paid $6,750 for these services, plus reimbursement for certain out-of-pocket expenses.

Vote Tabulation

        Votes cast by proxy or in person at the Annual Meeting will be counted by the Inspector of Elections with the assistance of our transfer agent. The Inspector of Elections will also determine whether a quorum is present at the Annual Meeting. Joseph J. Cooney, our Vice President, Finance, will serve as Inspector of Elections.

        The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which is returned but not marked will be voted FOR the proposals discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

        We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Publication Of Voting Results

        We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2002, which we will file with the SEC. You can get a copy by contacting our Investor Relations Department at (408) 988-7200 or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Other Business

        We do not know of any business to be considered at the 2002 Annual Meeting other than the proposals described in this proxy statement. However, because we did not receive notice of any other proposals to be brought before the meeting by March 19, 2002 if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Mr. Wang and Mr. McConnell to vote on such matters at their discretion.

Proposals For 2003 Annual Meeting

        Proposals of stockholders intended to be included in the Company's proxy statement for the 2003 Annual Meeting must be received by Joseph J. Cooney, Vice President, Finance, Latitude Communications, Inc., 2121 Tasman Drive, Santa Clara, California 95054, no later than January 3, 2003.

        For proposals, other than for nomination of a person for election to the Board, to be brought before an annual meeting by a stockholder timely notice must be given to the secretary of the Company and such business must be a proper matter for stockholder action under Delaware General Corporation Law. To be timely, a stockholder's notice must be delivered to our principal executive offices not less than 20 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days prior to or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 20th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such written notice must include the specific information listed in the Company's Bylaws.

        For nomination of a person for election to the Board, a stockholder's notice must be delivered to the secretary of the Company at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stock holder will be timely if it is received by the secretary no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such written notice must indicate the specific information listed in the Company's Bylaws.

        In addition, if the Company is not notified of a stockholder proposal by the date that is 45 days prior to the anniversary date of this year's proxy mailing, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        We have nominated two candidates for election to the Board this year. Detailed information on each of the nominees, as well as our other directors and executive officers is provided in the Management Section of this Proxy Statement which begins on page 9.

        Our Certificate of Incorporation requires that the Board of Directors is divided into three classes, with staggered three-year terms. The Class II directors whose terms expire at the Annual Meeting are James L. Patterson and Robert J. Finocchio, Jr. and the Class III directors whose terms expire at our 2003 Annual Meeting of Stockholders are Klaus-Dieter Laidig and Emil C.W. Wang. There are currently no Class I directors. The Board expects to appoint an individual to serve as the Class I director after the Annual Meeting. You only elect one class of directors at each annual meeting. The other classes continue to serve for the remainder of their three-year terms. The Class II directors are nominees for re-election at the Annual Meeting. Each nominee has consented to be named as a nominee and to serve if elected.

Vote Required

        If a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as Directors for the ensuing three-year period. Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees. If additional people are nominated for election as Directors, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed below are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for the Board of Directors

        The names of the nominees are listed below. Further information about each nominee, as well as other Directors and executive officers may be found in the Management Section of this Proxy Statement which begins on page 9.

Nominee Names
James L. Patterson
Robert J. Finocchio, Jr.

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

AMENDMENT OF THE 1999 STOCK PLAN

        You are being asked to approve the amendment of our 1999 Stock Plan (the "1999 Plan") in order to:

  1.
  increase the number of shares of common stock reserved for issuance under the 1999 Plan, effective as of the 2002 Annual Meeting of Stockholders, by 800,000 shares to an aggregate of 3,500,000 shares, and

  2.
  provide for an automatic increase in the shares reserved for issuance under the 1999 Plan on the first day of each year in 2003, 2004, 2005 and 2006 equal to the lesser of 4% of the Company's outstanding common stock as of the last day of immediately preceding year, 1,500,000 shares or a lesser number of shares determined by the Board of Directors (the "Evergreen Provision").

        A summary of the principal features of the 1999 Plan may be found in the Employee Stock Plan section of this Proxy Statement which begins on page 18. The summary is not a complete description of all the provisions of the 1999 Plan. If you wish to obtain a copy of the actual plan document, please send a written request to Joseph J. Cooney, Vice President, Finance, at our principal offices at 2121 Tasman Drive, Santa Clara, California, 95054.

        The 1999 Plan was adopted by the Board of Directors in February 1999 and approved by our stockholders in March 1999. A total of 2,700,000 shares were initially reserved for issuance under the 1999 Plan; the proposed amendment would result in (a) an additional 800,000 shares being reserved for issuance under the 1999 Plan, effective as of the 2002 Annual Meeting and (b) an automatic increase in the shares reserved for issuance under the 1999 Plan on the first day of each year in 2003, 2004, 2005 and 2006 equal to the lesser of 4% of the Company's outstanding common stock as of the last day of immediately preceding year, 1,500,000 shares or a lesser number of shares determined by the Board of Directors.

        The Board believes that option grants under the 1999 Plan are necessary to attract qualified employees, officers and consultants, and to retain its current employees, officers and consultants. Accordingly, we are asking the stockholders to approve the amendment to the 1999 Plan.

Vote Required

        The approval of the amendment of the 1999 Plan and the corresponding reservation of additional shares for issuance under the plan requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE AMENDMENT TO THE 1999 PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Audit Committee has recommended, and the Board has approved, the appointment of PricewaterhouseCoopers LLP as our independent accountants. PricewaterhouseCoopers LLP has served as our independent accountants since 1993. In the event that ratification of this selection of accountants is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, the Board will review its future selection of auditors.

        A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2002.

MANAGEMENT

Executive Officers and Directors

        The following table provides information with respect to our executive officers and directors as of March 31, 2002:

Name	Age	Position
Emil C.W. Wang	50	Chief Executive Officer and Director
Rick M. McConnell	36	President and Chief Operating Officer
David N. Bieselin	38	Vice President, Development
Joseph J. Cooney	39	Vice President, Finance
Debra J. Hirchlag	36	Vice President, Human Resources and Administration
Martin N. Hollander	49	Vice President, Worldwide Marketing
Eric Lee	47	Vice President, Worldwide Sales
R. Dixon Speas, Jr.	55	Vice President, Worldwide Support
Edward D. Tracy	42	Vice President, Operations
Robert J. Finocchio, Jr.	50	Director
Klaus-Dieter Laidig	59	Director
James L. Patterson	64	Director

        Mr. Wang, the Company's founder, has served as Chief Executive Officer and as a director since the Company's inception in April 1993. Mr. Wang also served as the Company's President from April 1993 until August 2001. Before founding the Company, Mr. Wang served in various management positions with Aspect Telecommunications Corporation, a provider of call center systems. Prior to Aspect, Mr. Wang was employed with ROLM Corporation, a manufacturer of PBX systems, and was a consultant with Bain & Co., a management consulting firm. Mr. Wang holds a B.S. degree in Civil Engineering from Princeton University and an M.S. degree in Structural Engineering from Stanford University and an M.B.A. degree from Stanford Graduate School of Business.

        Mr. McConnell has served as the President and Chief Operating Officer of the Company since August 2001. Mr. McConnell served as the Company's Vice President, Finance and Chief Financial Officer from December 1998 until August 2001; in addition to these roles, he served as the Company's Vice President, Administration from December 1998 until February 2001. From January 1994 to November 1998, Mr. McConnell was Chief Financial Officer and Vice President, Finance and Administration of Storm Technology, Inc., a maker of personal scanners, and served as Director of Finance and Administration of Storm from June 1992 until January 1994. From July 1987 to June 1990, Mr. McConnell was employed as a financial engineer by The First Boston Corporation, predecessor to Credit Suisse First Boston, a financial services firm. Mr. McConnell holds a B.A. degree in Quantitative Economics from Stanford University and an M.B.A. degree from the Stanford Graduate School of Business.

        Mr. Bieselin has served as the Company's Vice President, Product Development since August 2000. From July 1998 to August 2000 he served as Director of Product Development and from January 1997 to July 1998 Mr. Bieselin was a Manager of Product Development for the Company. From October 1993 to January 1997 he was a member our technical staff. Mr. Bieselin holds a B.S. degree in Electrical Engineering from Clarkson University and an M.S. in Electrical Engineering from Stanford University.

        Mr. Cooney has served as our Vice President, Finance since August 2001. From March 1999 to August 2001 he served as the company's Corporate Controller. Prior to joining the company he was Vice President and Corporate Controller for Truevison, Inc., a developer of digital video hardware and software, from April 1998 to March 1999. From May 1995 to April 1998, Mr. Cooney served as International Controller for Fast Multimedia, Inc. another developer of digital video hardware and software. Mr. Cooney holds a B.B.A. degree in Accounting from the University of Massachusetts at Amherst.

        Ms. Hirshlag has served as our Vice President, Human Resources and Administration since February 2001. Prior to joining the company she was a Human Resources Director and later a Director of Strategic Human Resources Projects at Seagate Technology, a manufacturer of disc drives, where she worked from January 1998 to January 2001. From March 1996 to January 1998, Ms. Hirshlag served as a Human Resources Manager at the Pepsi-Cola Company a producer of soft drinks. Ms. Hirshlag holds a B.S. degree in Industrial Management from Carnegie Mellon University and an A.M. degree in Labor and Industrial Relations from the University of Illinois.

        Mr. Hollander has served as our Vice President, Worldwide Marketing since October 2001. Prior to joining the Company he was Vice President, Marketing for ProactiveNet, Inc., a provider of system management tools from March 2000 to October 2001. From June 1998 to February 2000 he was the principal of Strategic Edge, a consulting firm and from July 1995 to May 1998 he was VP Marketing and Business Development for IntelliCorp, Inc. a developer of business process software. Mr. Hollander holds a B.S. degree in Quantitative Sociology and a M.S. degree in Public Policy & Management from Carnegie-Mellon University and a M.B.A. degree from Stanford Graduate School of Business.

        Mr. Lee has served as our Vice President, Worldwide Sales since July 2001. Prior to joining the Company he was Vice President of North American Operations of Kabira Technologies, a provider of software solutions for network services, from August 2000 to July 2001. From June 1998 to August 2000 he served as Vice President of Sales for iPASS, a provider of remote access services and from August 1996 to May 1998 he served as Vice President, Sales and Marketing Operations at Silicon Graphics, a producer of high-performance computer products. Mr. Lee holds a B.A. degree in Economics from the University of California at Davis.

        Mr. Speas has served as the Company's Vice President, Worldwide Support since January 2002. Mr. Speas served as the Company's Vice President Worldwide Support and International Sales from July 2000 until December 2001 and the Company's Vice President, Worldwide Support and Sales from September 1999 until June 2000. From March 1989 to August 1999, Mr. Speas served in various management positions with Aspect Telecommunications Corporation, most recently Vice President, Asia Pacific and Latin America. Mr. Speas holds a B.S. degree in Industrial Engineering and an M.S. degree in Operations Research from Stanford University and an M.B.A. degree from the Stanford Graduate School of Business.

        Mr. Tracy has served as the Company's Vice President, Operations since April 2001. Mr. Tracy served as Vice President, Service Provider Solutions from August 2000 to April 2001, Vice President, Product Development from March 1998 to August 2000, Vice President, Product Operations from December 1996 to March 1998 and Director of Engineering from May 1993 to December 1996. From January 1986 to May 1993, Mr. Tracy served in various management positions with Aspect, including Director of Engineering from May 1991 to May 1993. Before Aspect, Mr. Tracy worked with DAVID Systems, Inc., a telecommunications company, as a designer of voice/data switching PBX systems. Mr. Tracy holds an Sc.B. degree in Engineering from Brown University and an M.S.E.E. degree in Electrical Engineering from Stanford University.

        Mr. Finocchio has served as a director of the Company since August 1995. In September 2000, Mr. Finocchio retired from Informix Corporation, a provider of information management software, where he had served as Chairman of the Board of Directors since July 1997. From July 1997 to July 1999 in addition to serving as Chairman, Mr. Finocchio also served as President and Chief Executive Officer of Informix. From December 1988 until May 1997, Mr. Finocchio was employed with 3Com Corporation, a global data networking company, where he held various positions, most recently serving as President, 3Com Systems. Before his employment with 3Com, Mr. Finocchio held various executive positions in sales and service with Rolm Corporation, most recently as Vice President of Rolm Systems Marketing. Mr. Finocchio is a Trustee of Santa Clara University. Mr. Finocchio is also a director of Resonate Corporation, a provider of software solutions for e-business companies, Echelon Corporation, a supplier of control networks products and services, Turnstone Systems, Inc., a telecommunications equipment supplier and Altera Corporation, a supplier of programmable logic semiconductors. Mr. Finocchio holds a B.S. degree in Economics from Santa Clara University and an M.B.A. degree from the Harvard Business School.

        Mr. Laidig joined the Company's Board of Directors in November 1999. Since December 1997 he has served as Managing Partner of Laidig Business Consulting GmbH, a consulting firm which works with high tech companies. From April 1967 to June 1998 Mr. Laidig served in various positions for Hewlett-Packard GmbH, the German subsidiary of Hewlett Packard Company, a global provider of computing and imaging solutions and services including from 1985 to 1998 as General Manager. Mr. Laidig also serves as a director of Agile Software Corporation, a product content management software company, and SAP AG, an international developer and supplier of integrated business application software. Mr. Laidig holds an M.B.A. degree from the University of Applied Sciences in Pforzheim, Germany.

        Mr. Patterson has been a director of Latitude since July 1993. Mr. Patterson has been an independent consultant since June 1987. Mr. Patterson also serves as a director of Agile Software Corporation, a product content management software company. Mr. Patterson holds a B.S.E.E. degree in Electrical Engineering from the University of Colorado.

        There are no family relationships among any of the directors or executive officers of the Company.

        Storm Technology, Inc. filed for Chapter 7 bankruptcy protection in November 1998 when Mr. McConnell was Storm's Chief Financial Officer and Vice President, Finance and Administration.

Board Composition

        Our Certificate of Incorporation requires that the Board of Directors is divided into three classes, with staggered three-year terms. The Class II directors whose terms expire at the Annual Meeting are James L. Patterson and Robert J. Finocchio, Jr. and the Class III directors whose terms expire at our 2003 Annual Meeting of Stockholders are Klaus-Dieter Laidig and Emil C.W. Wang. There are currently no Class I directors. The Board expects to appoint an individual to serve as the Class I director after the annual meeting.

Meetings And Committees Of The Board Of Directors

        During the last fiscal year (the period from January 1, 2001 through December 31, 2001), the Board met six times. Each director attended at least 75% of all Board and applicable committee meetings during this time. The Board has a Compensation Committee and an Audit Committee.

        James Patterson and Klaus-Dieter Laidig are members of the Compensation Committee. The Compensation Committee held one meeting during the last fiscal year. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers our 1993 Stock Plan, 1999 Stock Plan, 1999 Directors' Stock Plan, 1999 Employee Stock Purchase Plan and 2001 Employee Stock Option Plan.

        The Audit Committee is comprised of Directors Robert Finocchio, Klaus-Dieter Laidig and James Patterson. The Audit Committee held four meetings during the last fiscal year. The functions of the Audit Committee are to recommend the engagement of the independent public accountants, to monitor the effectiveness of the audit effort, and to monitor our financial and accounting organization and its system of internal accounting controls. The Audit Committee has a written charter, which was included as a part of the Company's Proxy Statement for the 2001 Annual Stockholders' Meeting and can be obtained through the EDGAR system at www.sec.gov.

        The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

Director Compensation

        Directors currently receive no cash fees for serving on our board, but they are reimbursed for out-of-pocket expenses incurred in connection with Board meeting attendance.

        All non-employee directors participate in the 1999 Directors' Stock Plan. Under this plan, when each non-employee director first becomes a director, they receive nonstatutory options to purchase 20,000 shares. Thereafter, on the date of each annual meeting of the Company's stockholders, each non-employee director shall be granted an additional option to purchase 5,000 shares of common stock if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. All of our non-employee directors will have served for more than six months at the time of the Annual Meeting, so they will receive options to purchase 5,000 shares of the Company's common stock under the Directors' Plan if they remain on the Board after the Annual Meeting.

        All directors are also eligible to participate in our 1999 Stock Plan. Each non-employee director was granted an option to purchase 10,000 shares of our common stock on February 20, 2001 with an exercise price per share of $3.1875, the fair market value of such shares on the date of grant and such options vest at the rate of 1/24th per month after the date of grant, subject to continued service as a Latitude director. Each non-employee director was also granted an option to purchase 5,000 shares of our common stock on December 3, 2001 with an exercise price per share of $1.3250, the fair market value of such shares on the date of grant and such options vest at the rate of 1/48th per month after the date of grant, subject to continued service as a Latitude director.

        Employee directors receive no additional compensation for serving on the Board of Directors.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows how much common stock is owned by the owners of more than 5% of our outstanding common stock, the directors, the Named Executive Officers identified on page 15 and all directors and executive officers as a group, as of March 31, 2002.

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percent of Common Stock(1)(2)
Entities affiliated with WM Advisors Inc. 1201 Third Avenue Seattle, WA 98101	2,591,380	(3)	13.4%
Entities affiliated with RS Investment Management Company 338 Market Street, Suite 200 San Francisco, CA 94111	2,360,000	(3)	12.2
Entities affiliated with CitiGroup, Inc. 399 Park Avenue New York, NY 10043	1,849,976	(3)	9.6
Emil C.W. Wang	1,211,673	(4)	6.3
Robert J. Finocchio, Jr.	109,426	(5)	*
Klaus-Dieter Laidig	16,145	(6)	*
James L. Patterson	191,395	(7)	1.0
Rick M. McConnell	222,199	(8)	1.1
Edward D. Tracy	341,796	(9)	1.8
R. Dixon Speas	217,133	(10)	1.1
David N. Bieselin	128,851	(11)	*
All directors and executive officers as a group (12 persons)	2,538,806	(12)	12.6

*
Less than 1%.

(1)
Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock which the named person has the right to acquire, through conversion, option or warrant exercise, or otherwise, within 60 days after March 31, 2002.

(2)
Percentage of beneficial ownership is based on 19,296,102 shares outstanding as of March 31, 2002. For each named person, the percentage ownership includes stock which the person has the right to acquire within 60 days after March 31, 2002, as described in Footnote 1. However, such shares shall not be deemed outstanding with respect to the calculation of ownership percentage for any other person. Beneficial ownership calculations for 5% stockholders are based solely on publicly-filed Schedule 13D's or 13G's, which 5% stockholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2001.

(3)
Beneficial ownership calculation is based solely on a review of Schedule 13G filings made with the Securities and Exchange Commission. Such filings set forth beneficial ownership as of December 31, 2001.

(4)
Includes 198,623 shares issuable upon exercise of options exercisable within 60 days of March 31, 2002. Indirect holdings include 1,013,050 shares held by Mr. Wang as custodian or in trust for various of Mr. Wang's family members.

(5)
Includes 11,926 shares issuable upon exercise of options exercisable within 60 days of March 31, 2002.

(6)
Consists of shares issuable upon exercise of options exercisable within 60 days of March 31, 2002.

(7)
Includes 36,145 shares issuable upon exercise of options exercisable within 60 days of March 31, 2002 and 155,250 shares held by the Patterson Family Trust.

(8)
Includes 210,074 shares issuable upon exercise of options exercisable within 60 days of March 31, 2002.

(9)
Includes 115,500 shares issuable upon exercise of options exercisable within 60 days of March 31, 2002.

(10)
Includes 138,133 shares issuable upon exercise of options exercisable within 60 days of March 31, 2002.

(11)
Includes 65,858 shares issuable upon exercise of options exercisable within 60 days of March 31, 2002.

(12)
Includes 856,592 shares issuable upon exercise of options exercisable within 60 days of March 31, 2002.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows the compensation earned by (a) our Chief Executive Officer and (b) the four other most highly compensated individuals who served as an executive officer during the fiscal year ended December 31, 2001 (collectively the "Named Executive Officers").

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
All Other Compensation ($)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Securities Underlying Options/SARs (#)
Emil C.W. Wang Chief Executive Officer	2001 2000 1999	$159,996 168,216 160,829	$49,923 28,090 30,592		65,000 6,790 40,337	$	— 1,000 1,264	(2) (2)(3)
Rick M. McConnell President and Chief Operating Officer	2001 2000 1999	173,673 153,098 146,250	34,124 34,144 45,819		185,000 36,790 445		— — 1,097	(2)(3)
R. Dixon Speas, Jr. Vice President, Worldwide Support	2001 2000 1999	153,125 141,846 42,213	102,920 60,031 5,508	(4) (5)	90,000 42,597 150,000		— — —
Edward D. Tracy Vice President, Service Provider Solutions	2001 2000 1999	160,000 168,220 141,667	21,395 9,429 20,137		80,000 36,790 45,337		— — 108	(3)
David N. Bieselin Vice President, Development	2001 2000 1999	160,000 136,934 114,800	21,395 4,258 8,920		90,000 72,950 996		— — —

(1)
Bonus figures for fiscal years 2000 and 2001 have been calculated on an accrual basis. Bonuses earned in one year but paid out in the subsequent year are therefore included in the year the bonus is earned.

(2)
Consists of reimbursement for tax preparation.

(3)
Consists of life insurance premiums paid by the Company.

(4)
Includes $92,031 in sales commissions.

(5)
Includes $44,434 in sales commissions.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides information with respect to stock options granted to the Named Executive Officers during the last fiscal year. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

Individual Grants(1)
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
Percent of Total Options Granted to Employees in Fiscal Year(%)(3)
Number of Securities Underlying Options Granted (#)
Exercise or Base Price ($/sh)
Name				Expiration Date
					5% ($)	10% ($)
Emil C.W. Wang	30,000 35,000	1.2 1.3%	$3.1875 1.3250	02/21/2011 12/03/2011	$60,180 29,185	$152,531 73,973
Rick M. McConnell	75,000 75,000 35,000	2.9 2.9 1.3	3.1875 1.3300 1.3250	02/21/2011 08/16/2011 12/03/2011	150,449 62,776 29,185	381,328 159,111 73,973
R. Dixon Speas	40,000 50,000	1.5 1.9	3.1875 1.3250	02/21/2011 12/03/2011	80,240 41,693	203,375 105,675
Edward D. Tracy	50,000 30,000	1.9 1.2	3.1875 1.3250	02/21/2011 12/03/2011	100,299 25,016	254,219 63,405
David N. Bieselin	50,000 40,000	1.9 1.5	3.1875 1.3250	02/21/2011 12/03/2011	100,299 33,354	254,219 84,540

(1)
No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year. Options vest at the rate of 1/48 of the total number of securities subject to the option each month after date of grant, subject to continued employment or provision of services to Latitude.

(2)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the SEC. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(3)
The Company granted stock options representing 2,615,745 shares to employees in the last fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table provides certain information with respect to stock options exercised by the Named Executive Officers during the last fiscal year that ended December 31, 2001. The table also provides the number of shares covered by stock options as of the end of the fiscal year, and the value of "in-the-money" stock options, which represents the positive difference between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable(1)	Value of Unexercised In-the-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable(2)
Emil C.W. Wang	—	—	183,795/81,032	$247,658/$51,573
Rick M. McConnell	—	—	170,677/231,558	8,250/137,125
R. Dixon Speas	—	—	111,824/170,773	—/66,250
Edward D. Tracy	—	—	97,649/112,178	78,016/41,339
David N. Bieselin	—	—	47,876/128,070	8,043/53,257

(1)
No stock appreciation rights (SARs) were outstanding during the last fiscal year.

(2)
Based on the $2.65 per share closing price of our common stock on The Nasdaq Stock Market on December 31, 2001, less the exercise price of the options.

EMPLOYEE STOCK PLAN INFORMATION

        The following summaries are not complete descriptions of all the provisions of the employee stock plans listed below. If you wish to obtain a copy of the actual plan documents, please send a written request to Joseph J. Cooney, Vice President, Finance, at our principal offices at 2121 Tasman Drive, Santa Clara, California, 95054.

1999 STOCK PLAN

General

        The 1999 Plan was adopted by the Board of Directors in February 1999 and approved by our stockholders in March 1999. The 1999 Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, and for the granting of nonstatutory stock options to employees and consultants. See "United States Federal Income Tax Information" below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options.

        As of March 31, 2002, 393 shares had been issued upon exercise of options granted under the 1999 Plan, options to purchase 2,671,253 shares were outstanding and 28,354 shares remained available for future grant. The fair-market value of one share of common stock on such date was $2.30.

        The 1999 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        The following table sets forth information as of March 31, 2002 with respect to stock options granted and outstanding under the 1999 Stock Plan to the Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group. Because the grant of options under the 1999 Stock Plan is discretionary, the Company is unable to determine the value and number of shares subject to options it will grant as a result of the proposed amendment.

Name and Position	Shares Subject to Options Outstanding under 1999 Stock Plan	Weighted Average Exercise Price per Share
Emil C.W. Wang Chief Executive Officer	91,790	$8.66
Rick M. McConnell President and Chief Operating Officer	221,790	3.24
R. Dixon Speas, Jr. Vice President, Worldwide Support	282,597	9.77
Edward D. Tracy Vice President, Service Provider Solutions	141,790	7.99
David N. Bieselin Vice President, Development	162,950	4.61
All current executive officers as a group (9 persons)	1,441,886	4.90
All current directors who are not executive officers (3 persons)	45,000	2.57

All employees and consultants (including all current officers who are not executive officers) as a group	1,184,367	8.25

Plan Administration

        Our Board is responsible for administering our stock plans, including the 1999 Plan. The 1999 Plan provides that it shall be administered by the Board or a committee designated by the Board or a combination thereof and grants under the 1999 Plan may (but need not) be made by different administrative bodies with respect to employees or consultants who are also officers or directors and employees who are neither directors nor officers. The Board may also authorize one of more officers of the Company to grant options and stock purchase rights to employees and consultants.

Eligibility

        The 1999 Plan provides that incentive stock options may be granted only to employees (including officers and employee directors) of the Company or any subsidiary of the Company, while nonstatutory stock options and stock purchase rights may be granted not only to employees (including officers and employee directors), but also consultants (including non-employee directors) of the Company or any subsidiary of the Company. There are approximately 220 people eligible to receive grants under the 1996 Plan.

Limit on Plan Awards

        The 1999 Plan provides that the maximum number of shares which may be subject to options and/or stock purchase rights granted to any one employee under the 1999 Plan during any fiscal year of the Company is 2,700,000 shares, subject to adjustment as provided in the 1999 Plan in the event of stock splits, stock dividends and similar capital transactions. This annual limitation on the number of shares that may be subject to any award made during any fiscal year is designed to comply with the Section 162(m) rules requiring that the plan include a limit on the number of shares that may be granted during a specified period.

        The tax rules governing incentive stock options also impose a limit of $100,000 on the aggregate fair market value of shares (determined as of the option grant date) subject to all incentive stock options held by an individual that first become exercisable during any calendar year, with any excess option shares treated as nonstatutory stock options federal income tax purposes.

Terms of Options

        The terms of options granted under the 1999 Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between us and the optionee and is subject to the following additional terms and conditions:

        (a)    Exercise of the Option.    The Administrator determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of common stock to be purchased and by tendering of payment of the purchase price. The options typically vest in periodic installments over a four-year period, contingent upon the option holder's continuous provision of services to the Company.

        (b)    Exercise Price.    The exercise price of options granted under the 1999 Stock Plan is determined by the administrator, and must be at least equal to the fair market value of the shares on the date of grant, in the case of incentive stock options, as determined by the administrator, based upon the closing price on the Nasdaq National Market on the date of grant. Incentive stock options granted to stockholders owning more than 10% of the total combined voting power of all classes of the Company's stock (such holders are referred to as "10% Stockholders") are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options granted to a "covered employee" under Section 162(m) of the Code are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant. Subject to the above requirements, the administrator may grant options to participants having exercise prices that are less than fair market value of the stock on the date of grant.

        (c)    Termination of Status As an Employee or Consultant.    In the event of termination of an optionee's employment or consulting relationship with the Company for any reason other than death or permanent disability, the optionee may still exercise his or her option to the extent that he or she was vested in the option shares at the date of termination, but such exercise must be made within three months (or such other period of time, not less than thirty days, as is determined by the Administrator, with such determination in the case of an ISO being made at the time the option is granted) and may not be made later than the date of expiration of the term of the option as set out in the option agreement.

        (d)    Disability.    If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, an option may be exercised (to the extent the optionee was vested in the option shares upon the date of termination) within twelve months of termination (or such other period of time, as is determined by the Administrator, with such determination in the case of an ISO being made at the time the option is granted), but an option may not be exercised later than the date of expiration of the term of the option as set out in the option agreement.

        (e)    Death.    If an optionee should die while employed or serving as a consultant to the Company or should die within 30 days after terminating his or her employment or consulting relationship with the Company, the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance may exercise the option at any time within twelve months after the date of death (but not later than the date of expiration of the term of the option as set out in the option agreement) to the extent the optionee was vested in the option shares as of the earlier of the date of death or the date of termination.

        (f)    Term of Options.    The term of an option is determined by the specific option agreement, provided that the term shall be no more than ten years. Furthermore, the maximum term for an incentive stock option granted to an optionee who immediately before the grant of such option owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary is five years. No option may be exercised by any person after its term expires.

        (g)    Limitation on Grants to Employees.    Subject to adjustment as provided in the 1999 Plan in the event of stock splits, stock dividends and similar capital transactions, the maximum number of shares which may be subject to options and/or stock purchase rights granted to any one employee under the 1999 Plan during any fiscal year of the Company is 2,700,000 shares.

        (h)    Option Not Transferable.    Options and stock purchase rights are generally nontransferable by the optionee other than by will or the laws of descent and distribution; provided, however, that certain nonstatutory options may be transferable at the discretion of the Administrator. An option is exercisable during the optionee's lifetime only by the optionee (or permitted transferee) and in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee (or permitted transferee).

        (i)    Other Provisions.    The option agreement may contain other terms, provisions and conditions as may be determined by the Administrator as long as they are consistent with the 1999 Plan.

Terms and Conditions of Stock Purchase Rights

        (a)    Grant of a Stock Purchase Right.    Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the 1999 Plan and/or cash awards made outside of the 1999 Plan. After the Administrator determines that it will offer stock purchase rights under the 1999 Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares that such person shall be entitled to purchase and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

        (b)    Repurchase Right.    Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason, including death or disability. The purchase price for the shares repurchased shall be the original price paid by the purchaser. The repurchase option shall lapse at such rate as the Administrator may determine.

        (c)    Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the 1999 Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

        (d)    Rights as a Stockholder.    Once the stock purchase right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.

Adjustments upon Changes in Capitalization

        (a)    Changes in Capitalization.    In the event any change is made in the Company's capitalization from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company (except for the conversion of convertible securities), proportional adjustment shall be made in the price per share of each option or stock purchase right, the number of shares subject to each option or stock purchase right, the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1999 Plan.

        (b)    Corporate Transactions.    In the event of a proposed dissolution or liquidation of the Company, options and stock purchase rights shall terminate prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation, each outstanding option or stock purchase right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation does not agree to assume the option or stock purchase right or to substitute an equivalent option or right, then in the case of an option, the unvested shares under such option shall automatically be accelerated such that an additional 50% of the total number of unvested shares as of the effective date of the change of control shall automatically become vested, and in the case of a stock purchase right, any rights of repurchase with respect to such stock purchase right shall automatically terminate with respect to 50% of the total number of unvested shares as of the effective date of the change of control.

        In addition, if the holder of an option or stock purchase right is an employee of the Company and such holder's employment relationship is terminated involuntarily other than for cause at any time within 24 months following a change of control, then in the case of an option, the unvested shares under such option shall automatically be accelerated such that an additional 50% of the total number of unvested shares as of the effective date of such termination shall automatically become vested, and in the case of a stock purchase right, any rights of repurchase with respect to such stock purchase right shall automatically terminate with respect to 50% of the total number of unvested shares as of the effective date of such termination.

Amendment and Termination of the Plan

        The Board may amend the 1999 Plan at any time or from time to time or may terminate it without approval of the stockholders, except that stockholder approval is required for any amendment to the 1999 Plan that increases the number of shares which may be issued under the 1999 Plan, modifies the standards of eligibility, changes the limitation on grants to employees or effects other changes which would require stockholder approval to qualify options granted under the 1999 Plan as performance-based compensation under Section 162(m) of the Code. However, no amendment or alteration of the 1999 Plan may materially and adversely affect the rights of any optionee or holder of stock purchase rights under any outstanding grant, without such optionee's or holder's consent. Unless terminated earlier, the 1999 Plan will terminate in February 2009. Any options outstanding at that time under the 1999 Plan shall remain outstanding until they expire on their own terms.

United States Federal Income Tax Information

        The following is a brief summary of the United States federal income tax consequences of transactions under the 1999 Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current United States federal income tax law and expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction nor any gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises, stock purchases, and the disposition of stock acquired upon such exercises and purchases, under the Plan.

        (a)    Stock Options.    Options granted under the 1999 Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the 1999 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax (see below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the common stock on the date of the option exercise or the sale price of the common stock, provided that either the common stock is not subject to any Company repurchase right at the time of exercise or, if it is subject to such a company repurchase right, the optionee makes a timely Section 83(b) election. In that event, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current maximum United States federal income tax rate on long-term capital gains is 20%, whereas the maximum federal income tax rate on other income is 38.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

        All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares on the date of exercise over the exercise price, provided that either the common stock is not subject to any Company repurchase right at the time of exercise or, if it is subject to such a company repurchase right, the optionee makes a timely Section 83(b) election. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. The Company will be entitled to a deduction in the same amount, and at the same time as the optionee's ordinary income. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from the date of exercise.

        The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns (increased to $49,000 for tax years beginning in 2001-2004), $33,750 for unmarried individual returns (increased to $35,750 for tax years beginning in 2001-2004) and $22,500 in the case of married taxpayers filing separately (increased to $24,500 for tax years beginning in 2001-2004). These exemption amounts are phased out for upper income taxpayers. Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

        In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the common stock on the date of exercise over the option exercise price, provided that either the common stock is not subject to any Company repurchase right at the time of exercise or, if it is subject to such a company repurchase right, the optionee makes a timely Section 83(b) election. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options. If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

        Any optionee who exercises an option (whether an incentive stock option or nonstatutory stock option) at a time when the common stock acquired upon such exercise is subject to a Company repurchase right, and who fails to make a Section 83(b) election, should consult his or her own tax consultant as to the tax consequences of such exercise and the subsequent lapse of the repurchase right.

        (b)    Stock Purchase Rights.    The tax consequences of stock purchase rights under the 1999 Plan will generally be the same as set forth above in the description of the consequences of nonstatutory stock options.

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The following is a report of the Compensation Committee of the Board of Directors describing the compensation policies applicable to the Company's executive officers during the fiscal year that ended December 31, 2001. The Compensation Committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also makes recommendations to the Board of Directors concerning the granting of options under our 1993 Stock Option Plan, 1999 Plan and 2001 Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

        Under the supervision of the Board of Directors, the Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. Latitude's compensation policy is generally aimed at rewarding executives for achieving corporate and individual objectives and aligning the interests of executives with the interests of the Company. It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for the Company and (iii) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. In addition, officers of the Company with sales responsibility are eligible to receive commissions based on sales bookings.

        The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

        The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

        Latitude has adopted a bonus program for its executive officers which is intended to provide a direct link between executive compensation and the achievement of corporate objectives. Each executive officer is eligible for a bonus based on achievement by the Company of quarterly performance metrics set by the Board.

Long-Term Incentive Compensation

        The Company has utilized its stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder value. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake in the Company and thereby closely align his or her interests with those of the Company's stockholders. Factors considered in making such awards include the individual's position in the Company, his or her performance and responsibilities, and industry practices and norms. Specifically, the 2001 bonus program awards were based on performance metrics set by the Board. Long-term incentives granted in prior years and existing level of stockownership are also taken into consideration.

        Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's service, and then only if the market price of the common stock appreciates over the option term.

Compensation of the Chief Executive Officer

        Mr. Wang has served as the Company's Chief Executive Officer since April 1993. His base salary for fiscal 2001 was $159,996. Mr. Wang was paid a bonus of $49,923 in fiscal 2001 based on the Company's achievement of quarterly revenue targets. Mr. Wang was also granted stock options to purchase an aggregate 65,000 shares in fiscal 2001. The factors discussed above in "Base Salaries," "Cash-Based Incentive Compensation," and "Long-Term Incentive Compensation" were also applied in establishing the amount of Mr. Wang's salary and stock option grant.

Deductibility of Executive Compensation

        The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under the Company's 1999 Plan to such officers will meet the requirements for qualifying as performance-based, the Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

        Compensation Committee:
        Klaus-Dieter Laidig
        James L. Patterson

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors currently consists of Mr. Laidig and Mr. Patterson. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

AUDIT COMMITTEE REPORT

        The Audit Committee of our Board of Directors is composed of three independent directors and operates under a written charter originally adopted by the Board of Directors in February 1999 and amended in April 2001, which was included as a part of the Company's Proxy Statement for the 2001 Annual Stockholders' Meeting and can be obtained through the EDGAR system at www.sec.gov. The members of the Audit Committee are Robert J. Finocchio, Jr., Klaus-Dieter Laidig and James L. Patterson. Each of the members of the Audit Committee is independent as defined by the Nasdaq Marketplace Rules.

        The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company's independent accountants. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

        The Audit Committee held four meetings during the fiscal year 2001. The meetings were designed to facilitate and encourage communication between the Audit Committee, management, and our independent public accountants, PricewaterhouseCoopers LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2001 with management and the independent accountants.

        The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

        The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants, PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with PricewaterhouseCoopers LLP the issue of its independence from the Company.

        Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

        The Audit Committee of the Board of Directors of Latitude Communications, Inc.:

Robert J. Finocchio, Jr. Klaus-Dieter Laidig James L. Patterson

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

        During the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP, our independent auditor and principal accountant, billed the fees set forth below. The audit committee of the Board of Directors has considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining its independence.

Audit Fees	$159,000
Financial Information Systems Design and Implementation Fees	$—
All Other Fees	$111,000	(1)

(1)
Consists of fees billed for tax preparation, tax services and review of SEC filings.

TRANSACTIONS WITH MANAGEMENT

        The Company has entered into separate indemnification agreements with each of our directors and officers. These agreements require the Company to, among other things, indemnify such director or officer against expenses including attorney's fees, judgments, fines and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Company. The Company is not required to indemnify officers and directors from liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest. In addition, the indemnification agreements require the Company to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company. We believe that our Certificate of Incorporation and Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors' and officers' liability insurance.

        Pursuant to an interest-bearing, secured, full-recourse promissory note, the Company made a loan of $400,000 to Rick McConnell, our President and Chief Operating Officer, and his wife. Such loan is secured by Mr. and Mrs. McConnell's residence and is due and payable in June 2005. As of March 31, 2002 $414,248 was outstanding under the loan. The interest rate payable on the promissory note is 5.12% per annum, compounded annually.

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return data for the Company's stock since May 7, 1999 (the date on which the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) the Nasdaq Composite Index and (ii) the Nasdaq Telecommunications Index. The graph assumes that $100 was invested on May 7, 1999, the date on which the Company completed the initial public offering of its common stock, in the common stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the common stock of the Company at a per share price of $12.00, the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 31 MONTH CUMULATIVE TOTAL RETURN *
AMONG LATITUDE, NASDAQ COMPOSITE INDEX
AND NASDAQ TELECOMMUNICATIONS INDEX

* Assumes $100 invested on May 7, 1999 in stock or index, including reinvestment of dividends.

	5/7/99	6/30/99	12/31/99	6/30/00	12/29/00	6/29/01	12/31/01
Latitude Communications	$100.00	$108.33	$217.71	$93.23	$32.29	$16.67	$22.08
Nasdaq Composite Index	$100.00	$107.29	$162.54	$158.41	$98.68	$86.30	$77.90
Nasdaq Telecommunications Index	$100.00	$98.27	$152.31	$130.61	$69.52	$46.68	$35.49

Section 16 Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who own more than 10% of the common stock (collectively, "Reporting Persons") to file initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during its fiscal year ended December 31, 2001, all Reporting Persons complied with all applicable filing requirements.

Other Matters

        The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

        It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                      By Order of the Board of Directors,

                      Rick M. McConnell
                       President and Chief Operating Officer

May 3, 2002
Santa Clara, California

LATITUDE COMMUNICATIONS, INC.

1999 STOCK PLAN

(as proposed for amendment at the June 12, 2002 annual meeting of stockholders)

1.             Purposes of the Plan.  The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company’s business.  Options granted under the Plan may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.  Stock Purchase Rights may also be granted under the Plan.

2.             Definitions.  As used herein, the following definitions shall apply:

(a)           “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b)           “Affiliate” means an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

(c)           “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Change of Control” means a sale of all or substantially all of the Company’s assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

(f)            “Code” means the Internal Revenue Code of 1986, as amended.

(g)           “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(h)           “Common Stock” means the Common Stock of the Company.

(i)            “Company” means Latitude Communications, Inc., a Delaware corporation.

(j)            “Consultant” means any person, including an advisor, who renders services to the Company or any Parent, Subsidiary or Affiliate and is compensated for such services, and any Director of the Company whether compensated for such services or not.

(k)           “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant to the Company or a Parent, Subsidiary or Affiliate.  Continuous Service Status shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent(s), Subsidiaries, Affiliates or their respective successors.  Unless otherwise determined by the Administrator or the Company, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of Continuous Service Status.

(l)            “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

(m)          “Director” means a member of the Board.

(n)           “Employee” means any person (including, if appropriate, any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company.  The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)           “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the date of determination (or if no trading or bids occurred on the date of determination, on the last trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination (or if no bids occurred on the date of determination, on the last trading day prior to the date of determination); or

(iii)          In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(q)           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(r)            “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(s)           “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer).  Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(t)            “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(u)           “Officer” means a person who is an officer of the Company within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

(v)           “Option” means a stock option granted pursuant to the Plan.

(w)          “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(x)            “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

(y)           “Optioned Stock” means the Common Stock subject to an Option.

(z)            “Optionee” means an Employee or Consultant who receives an Option.

(aa)         “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb)         “Participant” means any holder of one or more Options or Stock Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

(cc)         “Plan” means this 1999 Stock Plan.

(dd)         “Reporting Person” means an Officer, Director or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 of the Exchange Act.

(ee)         “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(ff)           “Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

(gg)         “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(hh)         “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ii)           “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(jj)           “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 below.

(kk)         “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ll)           “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.             Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be sold under the Plan is 3,500,000 Shares of Common Stock, plus an annual increase on the first day of each year in 2003, 2004, 2005 and 2006 equal to the lesser of (a) 4% of the Shares outstanding on the last day of the immediately preceding year, (b) 1,500,000 Shares, or (c) a lesser number of shares determined by the Board.  The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan.  In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan.  Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

4.             Administration of the Plan.

(a)           General.  The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board.  The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options or Stock Purchase Rights to Employees and Consultants.

(b)           Administration with respect to Reporting Persons.  With respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

(c)           Committee Composition.  If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

(d)           Powers of the Administrator.  Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)            to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

(ii)           to select the Employees and Consultants to whom Options and Stock Purchase Rights or any combination thereof may from time to time be granted;

(iii)          to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted;

(iv)          to determine the number of Shares of Common Stock to be covered by each such award granted;

(v)           to approve forms of agreement for use under the Plan;

(vi)          to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)         to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

(viii)        to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix)           to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights;

(x)            to initiate an Option Exchange Program;

(xi)           to construe and interpret the terms of the Plan and awards granted under the Plan; and

(xii)          in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

(e)           Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

5.             Eligibility.

(a)           Recipients of Grants.  Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants.  Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.  An Employee or Consultant who has been granted an Option or Stock

Option Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

(b)           Type of Option.  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date of grant of such Option.

(c)           No Employment Rights.  The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.             Term of Plan.  The Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

7.             Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided however that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.             Limitation on Grants to Employees.  Subject to adjustment as provided in Section 13 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,700,000 Shares.

9.             Option Exercise Price and Consideration.

(a)           Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i)            In the case of an Incentive Stock Option

(A)          granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B)           granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)           In the case of a Nonstatutory Stock Option

(A)          granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

(B)           granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code; or

(C)           granted prior to the date, if any, on which the Common Stock becomes a Listed Security to any person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Law and, if not so required, shall be such price as is determined by the Administrator.

(iii)          Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)           Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) delivery of Optionee’s promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to the provisions of Section 153 of the Delaware General Corporation Law); (4) cancellation of indebtedness; (5) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company’s earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (8) any combination of the foregoing methods of payment; or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under the

Applicable Laws.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

10.           Exercise of Option.

(a)           Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan, and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required by the Applicable Laws, any Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security shall become exercisable at a rate of at least 20% per year over five years from the date the Option is granted.  In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company’s favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the Option is granted.  Notwithstanding the above, in the case of an Option granted to an officer (including but not limited to Officers), Director or Consultant, the Option may become exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator.  The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)           Termination of Status as an Employee or Consultant.  Subject to Section 14(d), in the event of termination of an Optionee’s Continuous Service Status, such Optionee may, but only within three (3) months (or such other period of time, not less than thirty (30) days, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination.  Subject to Section 14(d), to the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.  Unless otherwise determined by the Administrator or the Company, no termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

(c)           Disability of Optionee.  Notwithstanding Section 10(b) above, in the event of termination of an Optionee’s Continuous Service Status as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), such Optionee may, but only within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she was entitled to exercise it at the date of such termination.  To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

(d)           Death of Optionee.  In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within 30 days following termination of the Optionee’s Continuous Service Status, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by such Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee’s Continuous Service Status.  To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

(e)           Extension of Exercise Period.  The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee’s Continuous Service Status from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the

Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

(f)            Buy-Out Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

11.           Stock Purchase Rights.

(a)           Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right.  In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a person owning stock representing more than  10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer.  If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator.  The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)           Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability), subject to Section 14(d).  The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. Subject to Section 14(d), the repurchase option shall lapse at such rate as the Administrator may determine; provided however that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer (including an Officer), Director or Consultant of the Company or of any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year if required by the Applicable Laws.

(c)           Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.  In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

(d)           Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

12.           Taxes.

(a)           As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of an Option or Stock Purchase Right and the issuance of Shares.  The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(b)           In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

(c)           This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security.  In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.  For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d)           If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(e)           Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator.  Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

(f)            In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

13.           Non-Transferability of Options and Stock Purchase Rights.  Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution; provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws.  The designation of a beneficiary by an Optionee will not constitute a transfer.  An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 13.

14.           Adjustments Upon Changes in Capitalization, Corporate Transactions and Certain Other Transactions.

(a)           Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the number of Shares set forth in Sections 3(a)(i) and 8 above, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock (including any change in the number of Shares of Common Stock effected in connection with a change of domicile of the Company), or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

(b)           Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, each outstanding Option or Stock Purchase Right shall terminate immediately prior to the consummation of the transaction, unless otherwise provided by the Administrator.

(c)           Change of Control. In the event of a Change of Control or Corporate Transaction, each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. For purposes of this Section 14(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Change of Control, each holder of an Option or a Stock Purchase Right would be entitled to receive upon exercise of the Option or Stock Purchase Right the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of such Change of Control if the holder had been, immediately prior to such Change of Control, the holder of the number of Shares of Common Stock covered by the Option or the Stock Purchase Right at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 14).

                In the event that, following a Change of Control, the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, then (x) in the case of an Option, the unvested shares under such Option shall automatically be accelerated such that an additional 50% of the total number of unvested shares as of the effective date of the Change of Control shall automatically become vested, and (y) in the case of a Stock Purchase Right, any rights of repurchase with respect to such Stock Purchase Right shall automatically terminate with respect to 50% of the total number of unvested shares as of the effective date of the Change of Control, and the Company shall provide written notice to the holder of the Option or Stock Purchase Right of the termination of such vesting provisions or rights of repurchase.  In the case of an Option, the holder shall be entitled to exercise such Option for a period of 15 business days following the date that such notice is given.

(d)           Termination Following A Change of Control.  If the holder of an Option or Stock Purchase Right is an Employee and such holder’s employment terminates as a result of Involuntary Termination other than for Cause (as such terms are defined below) at any time within 24 months following a Change of Control, then, subject to Subsection (e) below, then (x) in the case of an Option, the unvested shares under such Option shall automatically be accelerated such that an additional 50% of the total number of unvested shares as of the effective date of such Involuntary Termination shall automatically become vested, and (y) in the case of a Stock Purchase Right, any rights of repurchase with respect to such Stock Purchase Right shall automatically terminate with respect to 50% of the total number of unvested shares as of the effective date of the Involuntary Termination.Notwithstanding the foregoing, no such vesting acceleration shall occur if such vesting acceleration would cause a contemplated Change of Control transaction that was intended to be accounted for as a “pooling-of-interests” transaction to become ineligible for such accounting treatment under generally accepted accounting principles, as determined by the Company’s independent public accountants (the “Accountants”) prior to the Change of Control.

                (e)           Limitation on Payments.  In the event that the vesting acceleration provided for in Subsection (c) above (i) constitutes “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) but for this Subsection (e), would be subject to the excise tax imposed by Section 4999 of the Code (or any corresponding provisions of state income tax law), then the vesting acceleration pursuant to Subsection (c) above shall be either

                (i)            delivered in full, or

                (ii)           delivered as to such lesser extent which would result in no portion of such severance benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by the holder of an Option or Stock Purchase Right on an after-tax-basis, of the greater amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code.  Any determination required under this Subsection (e) shall be made in writing by the Company’s independent accountants, whose determination shall be conclusive and binding on the Company and all holders of Options and Stock Purchase Rights for all purposes. In the event that subdivision (i) above applies, then the holder of the Option or Stock Purchase Rights shall be responsible for any excise taxes imposed with respect to such severance and other benefits.  In the event that subdivision (ii) above applies, then each benefit provided hereunder shall be proportionately reduced to the extent necessary to avoid imposition of such excise taxes.

                (f)            Definition of Terms.  The following terms used in Subsections (c) through (d) shall have the following meanings:

                (i)            Cause.  “Cause” shall mean (i) gross negligence or willful misconduct in the performance of an employee’s duties to the Company; (ii) repeated unexplained or unjustified absence from the Company; (iii) a material and willful violation of any federal or state law; (iv) refusal or failure to act in accordance with any specific direction or order of the Company; (v) commission of any act of fraud with respect to the Company; or (vi) conviction of or plea of no contest to a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in each case as determined by the Board of Directors of the Company.

                (ii)           Involuntary Termination.  “Involuntary Termination” shall mean (i) without an employee’s express written consent, the significant reduction of such employee’s duties, authority or responsibilities, relative to the such employee’s duties, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to the employee of such reduced duties, authority or responsibilities, provided, however, that the assignment of the employee to a position with the same title as the employee then holds, or substantially similar title, in a business unit, division or subsidiary of the Company following a Change of Control or a company into which the Company is merged in a Change of Control or otherwise acquiring assets or voting shares of the Company in connection with a Change of Control, or a parent of such a company, shall not constitute a significant reduction of duties, authority or responsibilities; (ii) a material reduction by the Company in the base salary of the employee as in effect immediately prior to such reduction; (iii) a material reduction by the Company in the kind or level of employee benefits, including bonuses, to which the employee was entitled immediately prior to such reduction with the result that the employee’s overall benefits package is significantly reduced; (iv) the relocation of the employee to a facility or a location more than fifty miles from the employee’s then present location, without the employee’s express written consent; or (v) any act or set of facts or circumstances which would, under California case law or statute, constitute a constructive termination of the employee.

(g)           Certain Distributions.  In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

15.           Time of Granting Options and Stock Purchase Rights.  The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator; provided however that in the case of an Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company.  Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

16.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend, discontinue or terminate the Plan, but no amendment, alteration, suspension, discontinuance or termination (other than an adjustment made pursuant to Section 14 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Purchase Rights under any outstanding grant, without his or her consent.  In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such as degree as required.

(b)           Effect of Amendment or Termination.  No amendment or termination of the Plan shall materially and adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Optionee or holder of the Stock Purchase Rights and the Administrator, which agreement must be in writing and signed by such Optionee or holder and the Company.

17.           Conditions Upon Issuance of Shares.  Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

18.           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.           Agreements.  Options and Stock Purchase Rights shall be evidenced by Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

20.           Stockholder Approval.  If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

21.           Information and Documents to Optionees and Purchasers.  Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares.  The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LATITUDE COMMUNICATIONS, INC. FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 2002

        The undersigned stockholder of Latitude Communications, Inc., a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 3, 2002, and hereby appoints Emil C.W. Wang and Rick M. McConnell or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Latitude Communications, Inc. to be held on Wednesday, June 12, 2002 at 9:00 a.m., local time, at the principal executive offices of the Company, located at 2121 Tasman Drive, Santa Clara, CA and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

        1.      ELECTION OF DIRECTORS:

/ / FOR all nominees listed below (except as indicated below).	/ / WITHHOLD authority to vote for all nominees listed below.

        If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name below:

Robert J. Finocchio, Jr.	James L. Patterson

        2.      PROPOSAL TO AMEND THE COMPANY'S 1999 STOCK PLAN (A) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED THEREUNDER BY 800,000 SHARES TO AN AGGREGATE OF 3,500,000 SHARES AND (B) TO PROVIDE FOR AN AUTOMATIC INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED THEREUNDER ON THE FIRST DAY OF EACH YEAR IN 2003, 2004, 2005 AND 2006 EQUAL TO THE LESSER OF 4% OF THE COMPANY'S OUTSTANDING COMMON STOCK AS OF THE LAST DAY OF THE IMMEDIATELY PRECEDING YEAR, 1,500,000 SHARES OR A LESSER NUMBER OF SHARES DETERMINED BY THE BOARD OF DIRECTORS.

                                                 / /    FOR                                                 / /    AGAINST                                                 / /    ABSTAIN

        3.      PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                                                 / /    FOR                                                 / /    AGAINST                                                 / /    ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR THE AMENDMENT OF THE COMPANY'S 1999 STOCK PLAN (A) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED THEREUNDER BY 800,000 SHARES TO AN AGGREGATE OF 3,500,000 SHARES AND (B) TO PROVIDE FOR AN AUTOMATIC INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED THEREUNDER ON THE FIRST DAY OF EACH YEAR IN 2003, 2004, 2005 AND 2006 EQUAL TO THE LESSER OF 4% OF THE COMPANY'S OUTSTANDING COMMON STOCK AS OF THE LAST DAY OF THE IMMEDIATELY PRECEDING YEAR, 1,500,000 SHARES OR A LESSER NUMBER OF SHARES DETERMINED BY THE BOARD OF DIRECTORS. (3) FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Signature: Date: Signature: Date:
(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

QuickLinks

Notice of Annual Meeting of Stockholders To Be Held June 12, 2002
PROXY STATEMENT FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS June 12, 2002
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 AMENDMENT OF THE 1999 STOCK PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1999 PLAN.
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
MANAGEMENT
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EMPLOYEE STOCK PLAN INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT
TRANSACTIONS WITH MANAGEMENT
STOCK PERFORMANCE GRAPH
COMPARISON OF 31 MONTH CUMULATIVE TOTAL RETURN * AMONG LATITUDE, NASDAQ COMPOSITE INDEX AND NASDAQ TELECOMMUNICATIONS INDEX